SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 17, 2024, is among WK KELLOGG CO, a Delaware corporation (“WKKC”), WK KELLOGG CANADA CORP., a corporation incorporated pursuant to the laws of Canada (“WKK Canada”; together with WKKC and any Additional Borrower, each, individually, a “Borrower”, and collectively, “Borrowers”), the Guarantors party hereto, the several banks and other financial institutions or entities party hereto as Lenders, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as administrative agent (“Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, Administrative Agent and the Lenders party thereto have entered into that certain Credit Agreement dated as of September 12, 2023 (as amended by that certain Amendment to Credit Agreement dated as of June 26, 2024 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement);
WHEREAS, Borrowers have requested that Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as more fully set forth herein; and
WHEREAS, subject to the terms and conditions hereof, Administrative Agent and the Lenders have agreed to the requested amendment on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as of the Amendment Effective Date as follows:
1.Amendment to Credit Agreement.
(a)Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended by deleting the definition of “Conversion Date” set forth therein in its entirety and inserting in lieu thereof the following:
““Conversion Date” means with respect to the Delayed Draw Term Commitments, the earliest of (a) the first date on which the aggregate Delayed Draw Term Loans advanced hereunder are equal to the aggregate Delayed Draw Term Commitment then in effect and (b) June 30, 2025.”
2.No Other Amendments. Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. The text of the Credit Agreement and all other Loan Documents (as supplemented hereby) shall remain unchanged and in full force and effect and each Obligor hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Obligor acknowledges and expressly agrees that Administrative Agent and Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein).
3.Representations and Warranties. In consideration of the execution and delivery of this Amendment by Administrative Agent and the Lenders, each Obligor hereby represents and warrants as follows:
(a)The execution, delivery and performance by each Obligor of this Amendment (i) are all within each Obligor’s corporate or limited liability company powers, (ii) have been duly authorized by all necessary corporate or limited liability company or other organizational action of such Obligor, (iii) do not require any material consent, authorization or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority or any other Person, except (x) for such as have been obtained or made and are in full force and effect and (y) for such under securities laws, (iv) will not contravene the terms of the Organizational Documents of such Obligor, (v) will not violate (x) any material law, treaty, rule, or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Obligor or any of its property or to which such Obligor or any of its property is subject, or (y) any Material Indebtedness or other material agreement, instrument, or other undertaking to which such Obligor is a party or by which it or any of its property is bound,, and (vi) will not result in, or require, the creation or imposition of any Lien on any Company’s properties or revenues (other than the Liens created by the Security Documents);
(b)This Amendment has been duly executed and delivered by each Obligor, and constitutes legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws or similar laws of general applicability affecting the enforcement of creditors’ rights, (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Obligors in favor of the Secured Parties;
(c)The representations and warranties made by or with respect to the Obligors, or any of them, under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, both before and immediately after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date; and
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(d)no Default shall have occurred and be continuing.
4.Conditions Precedent. This Amendment shall become effective as of the date set forth above (the “Amendment Effective Date”) upon Administrative Agent’s receipt of each of the following, in form and substance reasonably satisfactory to Administrative Agent.
(a)this Amendment duly executed by each Obligor, Administrative Agent, and the Lenders; and
(b)the payment from Borrowers of all fees, costs and expenses of Administrative Agent in connection with this Amendment, including the fees, charges and disbursements of counsel to Administrative Agent, in connection with the negotiation, preparation, execution, and delivery of this Amendment.
5.Affirmation of Guaranty/Loan Documents. Each Obligor party hereto hereby acknowledges that as of the date hereof, the security interests and liens granted to Administrative Agent and the Lenders under the Loan Documents in the Collateral are in full force and effect and are enforceable in accordance with the terms of the applicable Loan Documents (except as such enforceability may be limited by (a) Debtor Relief Laws or similar laws of general applicability affecting the enforcement of creditors’ rights, (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (c) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Obligors in favor of the Secured Parties) and will continue to secure the Obligations. Additionally, by executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Guaranty Agreement and all other Loan Documents to which such Guarantor is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreement and all other Loan Documents.
6.Costs and Expenses. Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Administrative Agent otherwise payable under the Credit Agreement in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto) in accordance with Section 10.3 of the Credit Agreement.
7.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
8.Governing Law. This Amendment shall be governed by the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith. For the avoidance of doubt, Section 10.9 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.
9.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except any Obligor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. For the avoidance of doubt, Section 10.4 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.
10.Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts and on telecopy or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.
11.Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
12.Entire Agreement. This Amendment embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.
13.Loan Documents. This Amendment shall be deemed to be a Loan Document for all purposes under the Credit Agreement.
14.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.
[Remainder of Page Intentionally Left Blank.]
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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWERS:	WK KELLOGG CO By: Name: Title:
WK KELLOGG CANADA CORP. By: Name: Title:

Second Amendment to Credit Agreement

GUARANTORS:	KASHI LLC By: Name: Title:
BEAR NAKED LLC, By: Name: Title: KELLOGG USA LLC By: Name: Title:
WK KELLOGG NA HOLDING CO By: Name: Title:
WK KELLOGG BUSINESS SERVICES LLC By: Name: Title:
Second Amendment to Credit Agreement

WK KELLOGG SALES LLC By: Name: Title:

WK KELLOGG NORTH AMERICA LLC
By:
    Name:
    Title:
1906 FOREIGN TRADING LLC
By:
    Name:
    Title:
BC CAN HOLDING II LLC
By:
    Name:
    Title:
BC MEX HOLDING I LLC
By:
    Name:
    Title:

BC MEX HOLDING II LLC
By:
    Name:
    Title:
BCHQ REAL ESTATE LLC
By:
    Name:
    Title:
KASHI SALES L.L.C.
By:
    Name:
    Title:

Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and a Lender By: Name: Title: By: Name: Title:
LENDERS:	GREENSTONE FARM CREDIT SERVICES, FLCA, as a Lender By: Name: Title:
BANK OF AMERICA, N.A., as a Lender By its US Branch: By: Name: Title: By its Canada Branch: By: Name: Title:
Second Amendment to Credit Agreement

CITIBANK, N.A., as a Lender By: Name: Title:
JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Title:
MIZUHO BANK, LTD., as a Lender By: Name: Title:
ING CAPITAL LLC, as a Lender By: Name: Title:
Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender By: Name: Title:
CIBC BANK USA, as a Lender By: Name: Title:
Second Amendment to Credit Agreement

THE NORTHERN TRUST COMPANY, as a Lender By: Name: Title:
COBANK, FCB, as a Lender By: Name: Title:

VOTING PARTICIPANTS:	FARM CREDIT SERVICES OF AMERICA, ACA, as a Voting Participant By: Name: Title:

Second Amendment to Credit Agreement

COMPEER FINANCIAL, ACA, as a Voting Participant By: Name: Title:
AGCOUNTRY FARM CREDIT SERVICES, ACA, as a Voting Participant By: Name: Title:
AMERICAN AGCREDIT, ACA, as a Voting Participant By: Name: Title:
Second Amendment to Credit Agreement

FARM CREDIT MID-AMERICA, ACA, as a Voting Participant By: Name: Title:
HIGH PLAINS FARM CREDIT, ACA, as a Voting Participant By: Name: Title:
FARM CREDIT EAST, ACA, as a Voting Participant By: Name: Title:
Second Amendment to Credit Agreement

YOSEMITE FARM CREDIT, ACA, as a Voting Participant By: Name: Title:
FRESNO-MADERA FARM CREDIT, ACA, as a Voting Participant By: Name: Title:

Second Amendment to Credit Agreement
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